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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 13, 1998 included in the Company's annual report on Form 10-K and our report on Spry, Inc. dated November 6, 1998 included in the Company's Current Report on Form 8-K dated November 13, 1998 into this Registration Statement.


/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
December 7, 1998